SEC FILE NO. 33-73140
                                                           RULE 497(e)


                           NORTHSTAR GALAXY TRUST

                         Supplement dated April 11, 2000
                     to the Prospectus dated April 30, 1999

Change in Portfolio Manager for Northstar Research Enhanced Index Portfolio

The disclosure on pages 7, 12, and 13 of the Northstar Galaxy Trust Prospectus is hereby amended to reflect that Nanette Buziak, Timothy Devlin and Bernard Kroll share the responsibility for the day-to-day management of the Northstar Galaxy Trust Research Enhanced Index Portfolio (the "Portfolio").

Ms. Buziak has co-managed the Portfolio since April 1999. At J.P. Morgan Investment Management Inc., she serves as a Portfolio Manager and Member of the Structured Equity Group.

Ms. Buziak has over 8 years of investment management experience. Before joining J.P. Morgan Investment Management Inc. in 1997, Ms. Buziak was an index arbitrage trader and convertible bond portfolio manager at First Marathon America, Inc.

Mr. Kroll has co-managed the Portfolio since March 2000. At J.P. Morgan Investment Management Inc., he serves as a Portfolio Manager and Member of the Structured Equity Group.

Mr. Kroll has over 20 years of investment management experience. Before joining J.P. Morgan Investment Management Inc. in 1996, Mr. Kroll was an equity derivatives specialist at Goldman Sachs & Co. Earlier, he managed his own software development firm and options broker-dealer, and managed several derivative businesses at Kidder, Peabody & Co.

Mr. James Wiess no longer serves as portfolio manager of the Portfolio.


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